UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2008

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2008, the Board of Directors of 3M Company approved an amendment to paragraph 8 of the Company’s amended and restated Bylaws to permit record holders of not less than 25% of the total 3M shares entitled to vote on the matter or matters to be brought before a special meeting to cause the meeting to be held.  The amendment further provides that, if 3M Company’s Board of Directors determines in good faith that the business specified in the stockholders’ request will be included in an upcoming annual meeting of stockholders within 90 days after receipt of the request, the special meeting will not be held.  Previously, the Company’s stockholders were not empowered to cause a special meeting of stockholders to be held.

The amendment to the Bylaws is effective February 11, 2008.  The amended and restated Bylaws of 3M Company reflecting this amendment are filed as Exhibit 3(ii) to this report

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of 3M Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/	Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

 Dated: February 11, 2008

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of 3M Company